UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2012

EXACTTARGET, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35461	20-1367351
(Commission File Number)	(IRS Employer Identification No.)

20 North Meridian Street, Suite 200 Indianapolis, Indiana	46204
(Address of Principal Executive Offices)	(Zip Code)

(317) 423-3928

(Registrant’s telephone number, including area code)

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2012, the Board of Directors of ExactTarget, Inc. (the “Company”) unanimously voted to appoint Scott S. McCorkle, 46, as the Company’s President, Technology and Strategy, effective immediately.  Mr. McCorkle had served as the Company’s Chief Operating Officer since December, 2008, as the Company’s Vice President, Technology and Product from August, 2005 to July, 2007 and as the Company’s Executive Vice President, Technology and Product from August, 2007 to December, 2008.  Prior to joining the Company, Mr. McCorkle co-founded Mezzia, Inc., a company that provided on-demand software to manage the planning, budgeting, and execution of capital spending and project-based initiatives and was with Mezzia from December 1999 to July 2005, first as its Vice President of Product and then as its President.

Also, on October 2, 2012, the Board of Directors of the Company unanimously voted to appoint  Andrew J. Kofoid, 47, as the Company’s Chief Operating Officer, effective immediately.  Mr. Kofoid had served as the Company’s Executive Vice President, Global Sales since May, 2010.  Prior to joining the Company, Mr. Kofoid was Vice President of U.S. Sales at Dassault Systèmes S.A., a global enterprise product lifecycle management software provider. From 2002 to 2010, Mr. Kofoid served in various U.S.- and European-based sales positions, ranging from Regional Sales Director to Vice President of U.S. Sales where he managed over 200 sales and services team members.

A copy of the press release announcing these appointments is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 2, 2012, the Board of Directors of the Company unanimously approved an amendment to the Company’s Amended and Restated Bylaws (as further amended, the “Bylaws”) to revise Article V thereof to set forth the duties of the Chief Operating Officer.  The Bylaws are effective as of October 2, 2012.

The above summary of the revision to Article V of the Bylaws is qualified in its entirety by reference to the Bylaws, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of ExactTarget, Inc., as further amended.

99.1	Press Release dated October 3, 2012.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExactTarget, Inc.

Date: October 3, 2012	By:	/s/ Traci M. Dolan
Traci M. Dolan
Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of ExactTarget, Inc., as further amended.

99.1	Press Release dated October 3, 2012.

3